UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐

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ImmunoGen, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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830 Winter Street

Waltham, MA 02451

(781) 895-0600

SUPPLEMENT TO

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT DATED APRIL 28, 2020

TO BE HELD ON WEDNESDAY, JUNE 17, 2020

This supplement (“Supplement”) provides updated information with respect to the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of ImmunoGen, Inc. to be held on Wednesday, June 17, 2020.

On April 28, 2020, we commenced distributing to its shareholders a Notice of 2020 Annual Meeting of Shareholders and Proxy Statement (the “Notice and Proxy Statement”) for the Annual Meeting. This Supplement, which describes a change in the location of the Annual Meeting from an in-person to a virtual-only meeting, should be read in conjunction with the Notice and Proxy Statement.

Change in Annual Meeting Location; Virtual-Only Meeting to be Held

On June 3, 2020, we issued a press release announcing that, due to the public health impact of the coronavirus (COVID-19) pandemic and to prioritize and support the health and well-being of management, shareholders and other meeting participants, the location of the Annual Meeting has been changed to be held in a virtual meeting format only. There is no in-person meeting for you to attend.  As previously announced, the Annual Meeting will be held on Wednesday, June 17, 2020 at 9:00 a.m. Eastern Time and the purposes of the meeting are the same as originally set forth in the Notice and Proxy Statement.

Access to Virtual-only Meeting and Participation at the Annual Meeting

As described in the Notice and Proxy Statement, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on April 13, 2020, the record date. You will not be able to attend the Annual Meeting in person. Instead, you can attend the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/IMGN2020.

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Shareholders of Record: If you were a shareholder of record at the close of business on April 13, 2020 (i.e. your shares are held in your own name in the records of our transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”)), you can attend the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/IMGN2020 and entering the 16-digit control number on the proxy card or Notice Regarding Availability of Proxy Materials previously received. If you are a shareholder of record and you have misplaced your control number, please call Broadridge at (855) 697-4961.

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Beneficial Owners:  If you were a beneficial owner of our common stock at the close of business on April 13, 2020 (i.e., your shares are held by your broker in “street name”), you can attend the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/IMGN2020 and entering the 16-digit control number found on the notice and instructions received from your broker or other nominee.

If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting as a guest, but you will not be able to vote your shares or submit questions during the Annual Meeting.

Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, ask questions, and vote your shares, are posted at www.virtualshareholdermeeting.com/IMGN2020.

Shareholders will also be able to submit questions through the platform being used for the Annual Meeting. Shareholders may ask questions that are confined to matters properly presented at the Annual Meeting and of general concern to the company.

The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time on June 17, 2020. We encourage you to access the Annual Meeting prior to the start time. Online access will open approximately at 8:45 a.m. Eastern Time, and you should allow ample time to log in to the Annual Meeting and test your computer audio system.  We recommend that you carefully review in advance the procedures needed to gain admission to the Annual Meeting.

Technical Difficulties

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log in page.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong Internet connection wherever they intend to participate in the Annual Meeting. You should also give yourself plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting.

Voting Matters

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.  Only shareholders with a valid 16-digit control number will be able to vote and submit questions at the Annual Meeting.

This Notice as well as the previously distributed Notice and Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the fiscal year ended December 31, 2019 are available at www.proxyvote.com.

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. At the Annual Meeting, if you have not submitted your proxy prior to the meeting, or if you wish to change your voting instructions, you will be able to vote your shares electronically at the Annual Meeting.

List of Shareholders

A list of shareholders of record will be available during the virtual Annual Meeting for inspection by shareholders at www.virtualshareholdermeeting.com/IMGN2020.

By Order of the Board of Directors
JOSEPH J. KENNY, Secretary

June 3, 2020

In addition, on June 3, 2020, we issued the following press release related to the change in the location of the Annual Meeting from an in-person to a virtual-only meeting.

ImmunoGen Announces Virtual 2020 Annual Meeting of Shareholders

Waltham, MA – June 3, 2020 – ImmunoGen, Inc., (Nasdaq: IMGN), a leader in the expanding field of antibody-drug conjugates (ADCs) for the treatment of cancer, announced today that the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) will be held virtually due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of the Company’s management, shareholders, and other meeting participants.

The Annual Meeting will be held on Wednesday, June 17, 2020 at 9:00 a.m. Eastern in a virtual format only. As described in the proxy materials for the Annual Meeting previously distributed, shareholders as of the close of business on April 13, 2020, the record date, are entitled to participate in the Annual Meeting. Shareholders who attend the virtual Annual Meeting by following the instructions below will have an opportunity to vote and to submit questions electronically during the meeting.

Shareholders will not be able to attend the Annual Meeting in person. Instead, shareholders can attend the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/IMGN2020.

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Shareholders of Record: Shareholders of record at the close of business on April 13, 2020 (i.e., shares are held in the shareholder’s own name in the records of the Company’s transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”)) can attend the virtual Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/IMGN2020 and entering the 16-digit control number on the proxy card or Notice Regarding the Availability of Proxy Materials previously received. Shareholders of record that have misplaced their control number can call Broadridge at (855) 697-4961.

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Beneficial Owners: Beneficial owners of the Company’s common stock at the close of business on April 13, 2020 (i.e., shares are held by the shareholder’s broker in “street name”) can attend the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/IMGN2020 and entering the 16-digit control number found on the notice and instructions received from their broker or other nominee.

If a shareholder does not have their 16-digit control number, the shareholder will be able to access and listen to the Annual Meeting as a guest, but the shareholder will not be able to vote their shares or submit questions during the Annual Meeting.

Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, ask questions, and vote, are posted at www.virtualshareholdermeeting.com/IMGN2020.

Shareholders will also be able to submit questions through the platform being used for the Annual Meeting. Shareholders may ask questions that are confined to matters properly presented at the Annual Meeting and of general concern to the Company.

The Annual Meeting will begin promptly at 9:00 a.m. Eastern on June 17, 2020. Shareholders are encouraged to access the Annual Meeting prior to the start time. Online access will open approximately at 8:45 a.m. Eastern, and shareholders should allow ample time to log in to the Annual Meeting and test their computer audio system. The Company recommends that shareholders carefully review in advance the procedures needed to gain admission to the Annual Meeting.

Whether or not a shareholder plans to attend the Annual Meeting, the Company urges shareholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

A notice regarding this change to a virtual meeting format (the “Notice”) is being filed with the Securities and Exchange Commission together with this press release. Additional information regarding the Annual Meeting, shareholder participation and voting is provided in the Notice, which all shareholders are urged to read.

Technical Difficulties

If shareholders encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log in page.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong internet connection wherever they intend to participate in the Annual Meeting. Shareholders should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

ABOUT IMMUNOGEN

ImmunoGen is developing the next generation of antibody-drug conjugates (ADCs) to improve outcomes for cancer patients. By generating targeted therapies with enhanced anti-tumor activity and favorable tolerability profiles, we aim to disrupt the progression of cancer and offer our patients more good days. We call this our commitment to “target a better now.”

Learn more about who we are, what we do, and how we do it at www.immunogen.com.

INVESTOR RELATIONS AND MEDIA CONTACTS

ImmunoGen

Courtney O’Konek

781-895-0600

courtney.okonek@immunogen.com

OR

FTI Consulting

Robert Stanislaro

212-850-5657

robert.stanislaro@fticonsulting.com